BUSINESS FIRST
BANCSHARES

Private Placement of Subordinated Notes

March 2026

CONFIDENTIAL


BUSINESS FIRST BANCSHARES
NASDAQ: BFST
Nasdaq

TABLE OF CONTENTS

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026 (as may be amended in the Company's Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This investor presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this investor presentation.

LEGAL DISCLOSURES

Offering Disclaimer

Any offering of securities may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This investor presentation does not contain all of the information you should consider before investing in securities of the Company and should not be construed as investment, legal, regulatory or tax advice. Each potential investor should review the purchase agreement, make such investigation as it deems necessary to arrive at an independent evaluation of an investment in the securities mentioned in this investor presentation and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this investor presentation. The securities described in this investor presentation will be subject to significant limitations on their liquidity. Only potential investors who can bear the risk of an unregistered illiquid investment should consider investment in the securities described herein.

The securities referenced in this investor presentation have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold absent registration or an exemption from registration under applicable law. Such securities have not been approved or disapproved by the Securities and Exchange Commission, any state securities commission or any regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of any proposed offering of these securities or the accuracy or adequacy of this investor presentation. Any representation to the contrary is a criminal offense. The securities described in this investor presentation are not deposits or insured by the Federal Deposit Insurance Corporation ("FDIC") or any other agency.

BUSINESS FIRST BANCSHARES

Fixed Income Offering

TERMS OF PROPOSED PRIVATE PLACEMENT

Issuer	• Business First Bancshares, Inc. (Nasdaq: BFST)
Security Type	• Fixed-to-Floating Rate Subordinated Notes due 2036
Principal Amount	• $66.93 million, with potential to upsize
Coupon	• 5-year fixed rate, quarterly interest payments [*fixed rate TBD*] • 5-year floating rate, quarterly interest payments [*spread against 3-month SOFR TBD*]
Rating	• Unrated
Issuer Redemption	• 10-year term; 5-year non-call period; callable at par plus accrued but unpaid interest thereafter
Offering Type	• Regulation D Private Placement / No Placement Agent
Covenants	• Limited covenants consistent with regulatory requirements for Tier 2 capital treatment at the holding company
Use of Proceeds	• To redeem our $66.93 million of outstanding subordinated notes, with any remaining proceeds (if any) for general corporate purposes, which may include: providing additional capital support to b1BANK, to support growth, to better position the company to take advantage of strategic opportunities that may arise from time to time, and repayment of existing holding company borrowings
Settlement Mechanics	• DTC / Global Notes for QIBs; Certificated Notes for Accredited Investors
Issuer Counsel	• Fenimore Kay Harrison LLP

INVESTMENT HIGHLIGHTS

Experienced Leadership	• Disciplined and experienced management team positioned for growth • 24 average years of experience • Independent, diverse board of directors with deep expertise across a variety industries
Consistent Profitability	• Trailing 3-year average core ROAA > 1.0%[1] • FY 2025 core pre-tax pre-provision ROAA[1] and core ROACE[1] of 1.56% and 10.7%, respectively • Q4'25 core pre-tax pre-provision ROAA[1] and core ROACE[1] of 1.67% and 11.4%, respectively
Stable Core Deposit Base	• Stable core deposit franchise across all markets with 19.7% noninterest bearing deposits • 81.7% core deposits[2] (excluding jumbo time deposits) • 3-Year core deposit[2] CAGR of 9.5%, with weighted average total cost of deposit of 2.52%
Disciplined, Low Risk Balance Sheet	• Attractive loan mix with pro forma CRE concentrations below industry guidelines – 69.0% C&D / Tier 1 Capital + ACL[3] and 262.4% CRE[4] / Tier 1 Capital + ACL[3] • Diversified commercial focused balance sheet with average loan size of total portfolio < $0.5 million[5] and average CRE loan size < $1.3 million
Credit Quality	• NPAs / Total Assets of 1.09% • Trailing 5-year average NCOs / Average Loans of 0.09% • ACL to Total Loans of 0.94%[6] and ACL + Discount to Total Loans of 1.06%
Diverse and Attractive Footprint	• Positioned in demographically attractive and stable geographies • Diversified geographies combined benefits of steady rural markets and the favorable economic conditions of metro markets • Opportunistic growth from market dislocation – 16 Texas M&A announcements over last two years – Recent notable sellers include Stellar, Cadence, Bank of Houston, Comerica, Vista, Veritex, Guaranty

Note: Above financial information as of December 31, 2025, unless otherwise noted.
(1) Represents non-GAAP financial measures. See appendix for applicable reconciliation.
(2) Core deposits defined as total deposits less certificates of deposits over $100 thousand.
(3) Pro forma C&D and CRE guideline ratios assume $66.93 million subordinated debt issuance. Assumes proceeds are utilized to redeem existing $66.93 redeemable subordinated debt at the Holding Company.
(4) CRE loans defined as total C&D loans, multifamily loans, non-owner occupied CRE loans, and loans to finance CRE not secured by real estate.
(5) Reflects loan balances based on balances before accounting adjustments.
(6) LLR coverage reflects total loans HFI of $6,189.5 million, LLR of $58.1 million, and remaining fair value discount on acquired loans of $7.8 million.

HISTORICAL DOUBLE LEVERAGE & INTEREST COVERAGE

	Annual					Pro Forma[1]
	2021	2022	2023	2024	2025	Annual 2025
Total Investment in Subsidiaries	$ 509,990	$ 641,491	$ 715,126	$ 870,158	$ 969,372	$ 969,372
Holding Company Total Equity	$ 433,368	$ 580,481	$ 644,259	$ 799,466	$ 896,883	$ 897,483
Double Leverage Ratio	**117.7%**	**110.5%**	**111.0%**	**108.8%**	**108.1%**	**108.0%**
Interest Coverage						
TruPs	$ 168	$ 247	$ 430	$ 447	$ 395	$ 395
Subordinated Debt	$ 3,526	$ 5,108	$ 5,323	5,394	4,952	5,808
Other Borrowings	$ 677	$ 6,769	$ 25,537	16,446	17,578	17,578
Total Debt Interest Expense	**$ 4,371**	**$ 12,124**	**$ 31,290**	**$ 22,287**	**$ 22,925**	**$ 23,781** A
Total Deposits Interest Expense	$ 12,183	$ 24,413	$ 106,908	$ 165,094	$ 168,923	$ 168,923 B
Total Debt + Deposit Interest Expense - *(A+B)*	**$ 16,554**	**$ 36,537**	**$ 138,198**	**$ 187,381**	**$ 191,848**	**$ 192,704** C
GAAP Pre-Tax Income[2]	$ 64,558	$ 68,592	$ 90,586	$ 83,051	$ 110,309	$ 109,453 D
Pre-Tax Income Interest Coverage						
Excluding Deposit Interest Expense - *(A+D) / A*	**15.8x**	**6.7x**	**3.9x**	**4.7x**	**5.8x**	**5.6x**
Including Deposit Interest Expense - *(C+D) / C*	**4.9x**	**2.9x**	**1.7x**	**1.4x**	**1.6x**	**1.6x**

Note: Dollars in thousands. December 31, 2025 actual and pro forma financial information does not include Progressive Bank, which closed on January 1, 2026. See slide 14 for more details regarding Progressive Bank acquisition.

(1) Assumes new subordinated debt issuance of $66.93 million par value to match the redemption of outstanding subordinated debt dollar for dollar. Assumes $600 thousand increase in Common Equity due to recognition of remaining discount on acquired subordinated debt. Assumes no proceeds are downstreamed to the Bank.

(2) Reflects GAAP pre-tax income, before dividend on preferred stock. Assumes a 6.50% pre-tax cost of pro forma subordinated debt for illustrative purposes.

PRO FORMA CAPITALIZATION: CONSOLIDATED HOLDING COMPANY

		Consolidated Adjustments		
	Actual	Subordinated Debt[1]		Pro Forma
	12/31/25	Capital Infusion	Redemption	12/31/25
Common Equity Before Adjustments	$ 824,953	$ -	$ 600	$ 825,553
Less: Goodwill & Intangible Assets, Net	135,643	-	-	135,643
Less: Unrealized Gains / (Losses)	(33,287)	-	-	(33,287)
Estimated Common Equity Tier 1	**$ 722,598**	**$ -**	**$ 600**	**$ 723,198**
TruPs	5,000	-	-	5,000
Non-Cumulative Preferred Equity	71,930	-	-	71,930
Estimated Tier 1 Capital	**$ 799,527**	**$ -**	**$ 600**	**$ 800,127**
ALLL Includable in Tier 2	53,959	-	-	53,959
Subordinated Debt	103,030	66,927	(66,927)	103,030
Subordinated Debt subject to Phase-Out	(10,500)	-	10,500	-
Other Tier 2 Adjustments	(6,685)	-	-	(6,685)
Estimated Tier 2 Capital	**$ 139,804**	**$ 66,927**	**$ (56,427)**	**$ 150,304**
Estimated Total Risk-Based Capital	**$ 939,331**	**$ 66,927**	**$ (55,827)**	**$ 950,431**
Total Assets for Regulatory Capital				
Risk-Weighted Assets	$ 7,267,547	$ 6,693	$ (6,693)	$ 7,267,547
Avg. Tangible Assets for Leverage Ratio	$ 7,931,811	$ 66,927	$ (66,927)	$ 7,931,811
TCE / TA[2]				
Tangible Common Equity	$ 689,310	$ -	$ 600	$ 689,910
Tangible Assets	$ 8,079,097	$ -	$ -	$ 8,079,097

Estimated Consolidated Capital Ratios

	Actual	Pro Forma
TCE / TA[2]	**8.5%**	**8.5%**
CET1 Ratio	**9.9%**	**10.0%**
Tier 1 Risk-Based Capital Ratio	**11.0%**	**11.0%**
Tier 1 Leverage Ratio (CBLR)	**10.1%**	**10.1%**
Total Risk-Based Capital Ratio	**12.9%**	**13.1%**

Note: Dollars in thousands. Above figures represent estimated regulatory capital as of December 31, 2025. December 31, 2025 actual and pro forma financial information does not include Progressive Bank, which closed on January 1, 2026. See slide 14 for more details regarding Progressive Bank acquisition.

(1) Assumes new subordinated debt issuance of $66.927 million par value to match the redemption of outstanding subordinated debt dollar for dollar. Assumes $10.5 million increase in Consolidated Tier 2 Capital due to recapture of partial phase-out of capital treatment for outstanding subordinated debt. Assumes $600 thousand increase in Common Equity and Tangible Common Equity due to recognition of remaining discount on acquired subordinated debt. Assumes 10% risk weighting on change in net cash position. Assumes no proceeds are downstreamed to the Bank.

(2) Represents non-GAAP financial measures. See appendix page 31-36 for applicable reconciliation.

PRO FORMA CAPITALIZATION: BANK LEVEL

	Actual 12/31/25	Bank-Level Adjustments: Subordinated Debt[(1)] Capital Infusion	Bank-Level Adjustments: Subordinated Debt[(1)] Redemption	Pro Forma 12/31/25
Common Equity Before Adjustments	$ 969,372	$ -	$ -	$ 969,372
Less: Goodwill & Intangible Assets, Net	135,643	-	-	135,643
Less: Unrealized Gains / (Losses)	(33,287)	-	-	(33,287)
Plus: Other Adjustments	5,448	-	-	5,448
Estimated Common Equity Tier 1	**$ 872,464**	**$ -**	**$ -**	**$ 872,464**
Other Tier 1 Capital Adjustments	-	-	-	-
Estimated Tier 1 Capital	**$ 872,464**	**$ -**	**$ -**	**$ 872,464**
ALLL Includable in Tier 2	53,959	-	-	53,959
Other Tier 2 Capital Adjustments	4,177	-	-	4,177
Estimated Tier 2 Capital	**$ 58,136**	**$ -**	**$ -**	**$ 58,136**
Estimated Total Risk-Based Capital	**$ 930,600**	**$ -**	**$ -**	**$ 930,600**
Total Assets for Regulatory Capital				
Risk-Weighted Assets	$ 7,258,970	$ -	$ -	$ 7,258,970
Avg. Tangible Assets for Leverage Ratio	$ 7,924,287	$ -	$ -	$ 7,924,287
Estimated Bank Level Capital Ratios				
CET1 Ratio	**12.0%**			**12.0%**
Tier 1 Risk-Based Capital Ratio	**12.0%**			**12.0%**
Tier 1 Leverage Ratio (CBLR)	**11.0%**			**11.0%**
Total Risk-Based Capital Ratio	**12.8%**			**12.8%**

Note: Dollars in thousands. Above figures represent estimated regulatory capital as of December 31, 2025. December 31, 2025 actual and pro forma financial information does not include Progressive Bank, which closed on January 1, 2026. See slide 14 for more details regarding Progressive Bank acquisition.

(1) Assumes new subordinated debt issuance of $66.93 million par value to match the redemption of outstanding subordinated debt dollar for dollar. Assumes 10% risk weighting on change in net cash position. Assumes no proceeds are downstreamed to the Bank.

BUSINESS FIRST BANCSHARES

Company Overview and Franchise Highlights

BUSINESS FIRST BANCSHARES, INC. OVERVIEW

FRANCHISE HIGHLIGHTS

- Diversified full-service commercial-focused bank headquartered in Baton Rouge, Louisiana, focused on serving clients with the sophistication and product set capacity of a large bank and the relationship-orientation of a community bank
- #1 deposit market share in Louisiana for Louisiana-headquartered banks[1]; Texas market represents 39% of credit exposure as of 12/31/25, DFW is largest market in footprint
- Granular deposit base: 105,336 accounts with an average balance of $63,596 and an organic deposit growth CAGR of ~15% since 4Q15[2]
- Balanced organic growth and proven acquirer with ~55% organic and ~45% acquired growth since 2018; six whole bank (including Progressive Bank acquisition) and two non-bank acquisitions
- 5-time winner of Best Banks to Work For award

BUSINESS OVERVIEW & CORPORATE ACTIONS

- Operations in Louisiana, Texas and Mississippi including: 37 legacy Louisiana full-service Banking Centers[3], one LPO/DPO office, 16 metro-focused Texas Banking Centers , a registered investment advisory in Ridgeland, MS, and a SBA loan service provider in Katy, Texas.
- Established Correspondent Banking Group with 150+ network bank relationships serving four primary functions; loan and deposit participations, registered investment advisory, interest rate swap hedging, and SBA loan processing and servicing
- On January 1, 2026, closed the acquisition of North Louisiana based Progressive Bank ($752MM in assets as of September 30, 2025)
- Completed b1BANK core conversion in May 2025, and acquired Oakwood Bank core conversion in September 2025

BALANCE SHEET & EARNINGS SNAPSHOT[4]

- $8.2 billion total assets
- $6.2 billion total gross loans, HFI
- $6.7 billion total deposits (19.7% noninterest bearing)
- $825MM total common equity, and $72MM total preferred equity
- 12.93% consolidated total risk-based capital ratio[5]
- 8.53% TCE / TA, and $23.36 TBV per common share

Full-Year 2025 Actual Results

- $321MM total core revenue (15.0% noninterest core revenue)
- $83.5MM core net income available to common, $2.83 diluted core EPS available to common, 3.69% GAAP net interest margin
- 1.06% core ROAA, 10.7% core ROACE, 61.8% core efficiency ratio

SHAREHOLDER INFORMATION

- Nasdaq Listed: BFST; April 2018
- Stock Price and Market Capitalization: $26.14 per share, and $771.4MM (as of 12/31/25)
- Trailing 30-Day Average Daily Volume: 125,364 shares
- Five publishing analysts; Five "Buy" ratings and $31.00 median price target (as of 12/31/25)
- $0.57 FY 2025 common stock dividend (20.2% payout ratio, 2.3% dividend yield) – recently increased to $0.15 per quarter
- Repurchased $3.7MM common shares at $24.79 weighted average price per share during Q4'25
- Since 2018, completed three equity capital raises, totaling $151.0 million of additional common equity capital, in addition to two subordinated debt issuances totaling $77.5 million

(1) Deposit market share is as of June 30, 2025, per FDIC data.
(2) Deposit balances exclude Business First Bancshares Holding Company deposits with the Bank subsidiary and acquired deposits and includes brokered deposits.
(3) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM. Excludes recently closed Progressive Bank acquisition.
(4) Balance sheet information as of December 31, 2025. Income statement and profitability figures reflect trailing twelve-months, as of December 31, 2025. See appendix for Core reconciliations.
(5) Preliminary consolidated capital ratio as of December 31, 2025.

BALANCED FOOTPRINT



DALLAS
SHREVEPORT
MONROE
JACKSON
BATON ROUGE
LAFAYETTE
LAKE CHARLES
HOUSTON
NEW ORLEANS
BANKING CENTERS (53)
SSW INVESTMENTS (1)
LOAN PRODUCTION OFFICES (1)

Dallas Fort Worth Region

# of Banking Centers:	11
# of LPOs:	1
Total Loans:	$1,924.3
Total Deposits:	$1,037.3
Deposits / Banking Center:	$94.3

North Louisiana Region

# of Banking Centers(1):	9
Total Loans:	$1,074.6
Total Deposits:	$987.4
Deposits / Banking Center(2):	$123.4

Greater New Orleans Region

# of Banking Centers:	7
Total Loans:	$1,203.2
Total Deposits:	$1,066.1
Deposits / Banking Center:	$152.3

Houston Region

# of Banking Centers:	5
Total Loans:	$449.5
Total Deposits:	$556.2
Deposits / Banking Center:	$111.2

Southwest Louisiana Region

# of Banking Centers:	21
Total Loans:	$1,468.2
Total Deposits:	$2,197.0
Deposits / Banking Center:	$104.6

Note: Dollars in millions. Financial and branch data as of December 31, 2025. Excludes Progressive Bank, which closed on January 1, 2026. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments.

(1) Banking Center count includes one standalone ITM.

(2) Excludes standalone ITM from Deposits / Banking Center calculation.

RECENT DEVELOPMENTS – PROGRESSIVE BANK PARTNERSHIP



Arkansas
Texas
Mississippi
Business First (9 locations[1]):
Progressive (9 locations):
Haynesville
Marion
Bernice
Homer
Farmerville
Lake Providence
Benton
Dubach
Sterlington
Blanchard
Swartz
Haughton
Sibley
Arcadia
Delhi
Tallulah
Ringgold
Chatham
Stonewall
Jonesboro
Columbia

Progressive Bank – Transaction Update[2]

- Announced the acquisition of Progressive on July 7, 2025
- Successfully closed the transaction on January 1, 2026
- Core systems conversion scheduled for early Q3 2026
- Progressive is expected to be accretive to funding capacity with compelling funding mix and low-cost of deposits
- Increases northern Louisiana market share to #6 position from #10 position
- Compelling financial consequences with expected double-digit full-year EPS accretion and 30%+ IRR

Progressive Bank – Company Overview[3]

- Headquartered in Monroe, LA
- 116 Total Employees
- 9 Total Banking Centers
- $768MM Total Assets
- $597MM Total Loans
- $687MM Total Deposits
- 0.01% NPAs / Total Assets
- 15.2% Liquidity Ratio
- 248.8% CRE Guideline Ratio
- 31.3% Noninterest Bearing Deposits / Total Deposits
- 96.6% Core Deposits
- 1.80% Cost of Total Deposits
- 3.61% Net Interest Margin

Source: S&P Global Market Intelligence.
Note: Financial and branch data as of December 31, 2025.
(1) Banking Center count for Business First includes one standalone ITM in Rayville, Louisiana, depicted on the map as a blue "X".
(2) Reference Progressive Bank transaction announcement presentation, filed with the SEC on July 7, 2025.
(3) Reflects Bank-level financial information as of, or for the twelve-months ended, December 31, 2025.

DIVERSIFIED GROWTH



BFST Standalone Assets
Cumulative Assets Acquired
+23.1% Total Assets CAGR
+18.8% Organic Total Assets CAGR
$2,095
$621
$1,473
$2,274
$621
$1,652
$4,160
$1,883
$2,277
$4,726
$1,883
$2,843
$5,990
$2,429
$3,562
$6,585
$2,429
$4,156
$7,857
$3,291
$4,566
$8,967
$4,043
$4,924
2018
2019
2020
2021
2022
2023
2024
2025

	2018	2019	2020	2021	2022	2023	2024	2025
# of Acquisitions[(1)]	2	0	1	0	1	0	1	1
Target(s)	RSB; MBL Bank		Pedestal Bank		Texas Citizens Bank		Oakwood Bank	Progressive Bank
Assets Acquired[(1)]	$621	$0	$1,262	$0	$546	$0	$862	$752
TBV Per Share[(2)]	$15.34	$17.31	$16.80	$17.71	$16.17	$18.62	$19.92	$23.36
TBVPS ex. AOCI[(2)]	$15.60	$17.12	$16.28	$17.77	$19.12	$21.25	$22.05	$24.49
Core ROAA[(2)]	1.00%	1.15%	1.09%	1.22%	1.05%	1.05%	0.94%	1.06%

Note: Dollars in millions, except per share data. Amounts may not total due to rounding.
(1) Based on the closing date except for the Progressive Bank acquisition, which reflects total assets as of September 30, 2025, and closed on January 1, 2026.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

TANGIBLE BOOK VALUE PER SHARE (TBVPS) GROWTH

TBVPS – Trailing 8 Quarters



~26% growth in TBVPS(1) since Q1'24
$22.64
$18.61
$23.24
$19.22
$24.59
$20.60
$24.62
$19.92
$25.51
$20.84
$26.23
$21.61
$27.23
$22.63
$27.95
$23.36
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
BVPS
TBVPS(1)

TBVPS – Since Public Listing on Nasdaq



~52% growth in TBVPS(1) since 2018
$19.68
$15.34
$21.47
$17.31
$19.88
$16.80
$21.24
$17.71
$20.25
$16.17
$22.58
$18.62
$24.62
$19.92
$27.95
$23.36
2018
2019
2020
2021
2022
2023
2024
2025
BVPS
TBVPS(1)

- **Tangible book value per share increased ~26% from Q1'24 to Q4'25, reflecting solid organic capital generation and disciplined acquisition integration, despite normal quarter-to-quarter volatility**
- **From 2018 to 2025, tangible book value per share grew ~52%, demonstrating prudent capital management across multiple cycles while generating both organic and inorganic balance sheet growth**

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.

EARNINGS PER SHARE (EPS) GROWTH

Diluted EPS – Trailing 8 Quarters


~58% growth in Core Diluted EPS(1) since Q1'24
$0.50
$0.64
$0.68
$0.66
$0.65
$0.66
$0.72
$0.79
$0.48
$0.62
$0.65
$0.51
$0.65
$0.70
$0.73
$0.71
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
EPS
Core EPS(1)

Diluted EPS – Since Public Listing on Nasdaq


~95% growth in Core Diluted EPS(1) since 2018
$1.45
$1.80
$2.05
$2.61
$2.52
$2.62
$2.49
$2.83
$1.22
$1.74
$1.64
$2.53
$2.32
$2.59
$2.26
$2.79
2018
2019
2020
2021
2022
2023
2024
2025
EPS
Core EPS(1)

- Core EPS increased ~58% from Q1'24 to Q4'25, reflecting improving earnings power as recent acquisitions are integrated and cost savings are realized
- Core EPS grew ~95% from 2018 to 2025, demonstrating consistent earnings growth through various economic cycles and seven bank acquisitions

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.

CONSOLIDATED CAPITAL GROWTH

CET1 & TRBC – Trailing 8 Quarters



12.78%
12.88%
12.99%
12.75%
13.03%
13.07%
13.22%
12.93%
9.14%
9.29%
9.42%
9.44%
9.78%
9.88%
10.06%
9.94%
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Common Equity Tier 1
Total Risk-Based Capital

CET1 & TRBC – Since Public Listing on Nasdaq



13.91%
13.30%
12.28%
11.94%
12.75%
12.85%
12.75%
12.93%
11.83%
11.43%
10.63%
9.04%
8.68%
9.15%
9.44%
9.94%
2018
2019
2020
2021
2022
2023
2024
2025
Common Equity Tier 1
Total Risk-Based Capital

- From Q1'24 to Q4'25, CET1 increased by 80 bps and Total Risk-Based Capital improved to 12.93%, reflecting strong internal capital generation and balance sheet optimization while continuing to support growth
- From 2018 to 2025, capital ratios remained strong through multiple acquisitions and economic cycles, demonstrating disciplined capital planning and a balanced approach to growth

Note: Reflects consolidated capital ratios for Business First Bancshares, Inc. Figures for Q4 and FY 2025 are preliminary.

LIQUIDITY AND DEPOSITS

Liquidity Sources		
FHLB Borrowings Capacity	$	1,207
FRB Discount Window	$	962
Unencumbered Securities	$	593
Available Excess Cash Reserves	$	379
Fed Funds Sold	$	172
Fed Funds Lines Available	$	145
Total	**$**	**3,458**

- Continue to carry higher cash balances to support liquidity, with 6.89% of total assets at 12/31/2025.
- Remain focused on core deposits, which represent over 85% of total deposits.
- Continue to take advantage of wholesale funding alternatives to optimize interest costs and liquidity, utilizing FHLB and the brokered deposit market.
- Ample contingent liquidity available of just under $3.5 billion at 12/31/2025, to supplement core deposit growth as needed.

Deposit Composition



$6.70B
Other CDs 9.0%
Noninterest Bearing DDA 19.7%
CDs > $250K 12.0%
Savings 2.5%
Interest Bearing DDA 13.5%
MMDA 37.9%
NOW Accounts 5.5%
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Historical Deposit Composition



Total Deposit CAGR: 13.1%
$3,617
$810
$954
$589
$1,164
$4,077
$693
$1,314
$780
$1,291
$4,820
$787
$1,449
$1,035
$1,549
$5,249
$1,301
$1,650
$999
$1,299
$6,511
$1,397
$2,580
$1,177
$1,357
$6,699
$1,407
$2,701
$1,268
$1,322
12/31/20
12/31/2021
12/31/2022
12/31/2023
12/31/2024
12/31/2025
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Note: Dollars in millions. Data as of December 31, 2025.

SECURITIES PORTFOLIO

- Portfolio serves as a source of on-balance sheet liquidity and provides interest income stability during times of declining rates.
- With the relatively high-rate environment, the Bank is reinvesting portfolio cash flows and taking opportunities to modestly grow the portfolio as liquidity allows.
- Total portfolio as of 4Q25 was $1.03 billion in AFS, of which agency mortgage-backed securities (MBS) and A-rated municipal securities were the largest components.
  - 4Q25 weighted average yield of 2.94%
  - Weighted average life of 4.25 years
  - Estimated effective duration of 3.53 years

AFS Securities Portfolio



U.S. Government Agencies / Treasuries 2.7%
Corporate & Other Securities 3.7%
Municipal Securities 27.8%
$1.03B
Mortgage-Backed Securities 65.7%

	Book Value	Market Value	Net Unrealized Gain / (Loss)
Municipal Securities	$ 291.3	$ 274.9	$ (16.3)
Mortgage-Backed Securities	674.2	650.1	$ (24.1)
Corporate & Other Securities	38.3	37.1	$ (1.3)
U.S. Government Agencies / Treasuries	27.6	27.2	$ (0.5)
Total AFS Securities	$ 1,031.4	$ 989.2	$ (42.2)
Deferred Tax Impact			$ 8.9
Accumulated Other Comprehensive Income/Loss			$ (33.3)

Note: Dollars in millions. Data as of December 31, 2025.

LOAN PORTFOLIO OVERVIEW

$208.1 Million Year-over-Year Growth


Total Loans HFI
$5,981
$5,981
$6,048
$6,021
$6,189
QoQ Change
+$761.3
($0.5)
+$66.7
($26.6)
+$168.4
Q4'25 Avg. Yield(1)
Construction
Residential, Consumer & Other
CRE - Owner Occupied
CRE - Non-Owner Occupied
Commercial
$671
$1,097
$1,045
$1,299
$1,869
$634
$1,142
$1,045
$1,298
$1,862
$600
$1,078
$1,098
$1,310
$1,961
$639
$1,106
$1,076
$1,280
$1,921
$639
$1,119
$1,152
$1,357
$1,922
6.98%
6.47%
5.95%
5.95%
7.14%
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Total Yield 6.52%

- Total Loans HFI increased $168.4 million, or 2.8% (11.1% annualized) compared to the linked quarter
- Total Loans HFI increased $208.1 million, or 3.5% year-over-year

Q4 2025 Highlights

Increase (Decrease) by Loan Type

($ in millions)		QoQ		YoY
Commercial	$	1	$	53
CRE - Non-Owner Occupied	$	77	$	58
CRE - Owned Occupied	$	77	$	107
Residential, Consumer, & Other	$	13	$	22
Construction	$	0	$	(31)
Total	$	168	$	208

Total Loans HFI by Region


Greater New Orleans 19.7%
Dallas Fort Worth 31.4%
Southwest Louisiana 24.0%
Houston 7.3%
North Louisiana 17.6%

Note: Data is as of December 31, 2025. Dollars in millions. Loan balances reflect amortized cost basis.
(1) Weighted average loan yields exclude Business Manager loans.

NONINTEREST REVENUE OPPORTUNITIES – CORRESPONDENT BANKING

FINANCIAL INSTITUTIONS GROUP (FIG)

- September 2020 – b1BANK announced the formation of its Financial Institutions Group (FIG)
- FIG currently maintains $545 million in total loan participations sold[1] and has generated $243 million[2] in total deposits through a relationship network of ~100 bank counterparties

SMITH SHELLNUT WILSON (SSW)

- SSW was founded in 1995 and offers investment advisory services, which includes discretionary and non-discretionary management of investment portfolios for a variety of clients including financial institutions, municipalities, high-net worth individuals, trusts and business entities
- As of December 31, 2025, SSW maintained ~$5.74 billion in AUM[3], which includes negative impact of AOCI (~$4.29 billion bank AUM[3], ~$1.44 billion non-bank AUM)
- For 4Q25, 33% of total AUM fees were represented by banks and credit unions and SSW provided portfolio management services for 50 bank clients

INTEREST RATE SWAPS

November 2023 – b1BANK announced the formation of its Derivative Solutions Group, providing a full suite of interest rate hedging products offered to our commercial borrowers, including, but not limited to; interest rate swaps, caps, floors, collars, cancellable swaps. We expect to expand into our institutional client base.

FY 2025 PRODUCTION

- 52 total trades
- $274.7 million in total loan notional from back-to-back client swaps generated ~$4.4 million in fee income

WATERSTONE LSP

February 1, 2024 – Waterstone LSP was acquired by b1BANK and operates as a wholly-owned affiliate as a comprehensive resource for streamlined SBA lending. Waterstone optimizes partner banks' SBA lending capabilities and achieves growth objectives via Efficient Loan Management, including; Waterstone's platform simplifies pre-qualification, underwriting, packaging, and closing, accelerating the loan cycle and minimizing workload

Snapshot as of December 31, 2025:

- 27 banks under LSP Agreements
- 4Q25 loan closing volume of $24.9 million (includes $17.8 million of b1BANK loan closings)
- 4Q25 active pipeline of ~$79 million

Correspondent Revenue Growth



27.4% CAGR in Correspondent Banking revenue since 2022
$9.0
$1.6
$5.4
$0.8
$0.7
$0.5
$11.6
$1.5
$5.8
$1.0
$2.2
$0.9
$0.3
$14.4
$1.9
$6.0
$2.7
$1.1
$1.5
$0.9
$0.2
$18.6
$1.8
$6.3
$4.4
$1.4
$3.4
$0.9
$0.4
FY 2022
FY 2023
FY 2024
FY 2025
LPL Brokerage
Smith Shellnut Wilson
Swap Fees
Waterstone LSP
Gain on Sale of SBA Loans
Participation Fee Revenue (FIG)
Total Mortgage Fee Revenue

(1) Does not necessarily include total production/volume since inception.
(2) Reflects average total deposits for Q4 2025.
(3) Includes bank and credit union AUM. Excludes b1BANK securities portfolio and TruPs/CDs included in client portfolios.

Fourth Quarter 2025

Financial Results

4th QUARTER 2025 – FINANCIAL RESULTS

Q4 2025 Results

Earnings & Profitability		Q4 2025		Q3 2025		Q4 2024
Net Income Available to Common Shareholders	$	21,009	$	21,505	$	15,138
Pre-Tax, Pre-Provision Earnings[1]		30,680		32,065		28,016
Diluted Earnings Per Common Share		0.71		0.73		0.51
ROAA		1.04%		1.08%		0.78%
ROACE		10.18		10.80		8.23
Net Interest Margin		3.71		3.68		3.61
Efficiency Ratio		63.10		60.45		63.91
Core Net Income Available to Common Shareholders[1]	$	23,520	$	21,215	$	19,454
Core Pre-Tax, Pre-Provision Earnings[1]		33,842		31,587		33,450
Core Diluted Earnings Per Common Share[1]		0.79		0.72		0.66
Core ROAA[1]		1.16%		1.06%		1.00%
Core ROACE[1]		11.40		10.65		10.58
Net Interest Margin excluding loan discount accretion[1]		3.64		3.63		3.56
Core Efficiency Ratio[1]		59.74		60.94		63.09

Balance Sheet & Capital						
Total Loans	$	6,189,490	$	6,021,055	$	5,981,399
Total Deposits		6,698,590		6,506,862		6,511,331
Common Equity Tier 1 Ratio[2]		9.94%		10.06%		9.44%
Total Risk-Based Capital Ratio[2]		12.93		13.22		12.75
Common Equity / Total Assets		10.04		10.14		9.26
Tangible Common Equity / Tangible Assets[1]		8.53		8.57		7.63
Book Value Per Common Share	$	27.95	$	27.23	$	24.62
Tangible Book Value Per Common Share[1]		23.36		22.63		19.92

Asset Quality						
Provision for Credit Losses	$	3,098	$	3,183	$	6,712
Net Charge-Offs / Avg. Quarterly Total Loans		0.11%		0.05%		0.03%
ACL / Total Loans (HFI)		0.94		1.03		0.98
NPLs / Total Loans (HFI)		1.24		0.82		0.42
NPAs / Total Assets		1.09		0.83		0.39

Q4 2025 Highlights

Core Net Income[1]	Core Diluted EPS[1]
$23.5 million +20.9% YoY	$0.79 +19.7% YoY
Core ROAA[1] 1.16%	**Core ROACE[1]** 11.40%
Core Efficiency Ratio[1] 59.7%	**Net Interest Margin[1]** 3.64% *(excluding discount accretion)*
Loan Growth, HFI ~$168 million +11.1% *(linked-quarter annualized)*	**Total Deposit Growth** ~$192 million +11.7% *(linked-quarter annualized)*
Consolidated Capital CET1 Ratio: 9.94% TRBC Ratio: 12.93%	**TBVPS[1]** $23.36 +17.3% YoY

Note: Dollars in thousands, except per share data. December 31, 2025 financial information does not include Progressive Bank, which closed on January 1, 2026. See slide 14 for more details regarding Progressive Bank acquisition.
(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of December 31, 2025.

FY 2025 – FINANCIAL RESULTS

FY 2025 Results

Earnings & Profitability		FY 2025		FY 2024		FY 2023
Net Income Available to Common Shareholders	$	82,460	$	59,706	$	65,642
Pre-Tax, Pre-Provision Earnings[1]		121,627		93,924		95,069
Diluted Earnings Per Common Share		2.79		2.26		2.59
ROAA		1.05%		0.86%		1.04%
ROACE		10.59		9.54		12.36
Net Interest Margin		3.69		3.48		3.62
Efficiency Ratio		62.55		65.42		61.61
Core Net Income Available to Common Shareholders[1]	$	83,540	$	65,759	$	66,326
Core Pre-Tax, Pre-Provision Earnings[1]		122,686		101,286		95,899
Core Diluted Earnings Per Common Share[1]		2.83		2.49		2.62
Core ROAA[1]		1.06%		0.94%		1.05%
Core ROACE[1]		10.73		10.51		12.49
Net Interest Margin excluding loan discount accretion[1]		3.63		3.41		3.47
Core Efficiency Ratio[1]		61.84		64.47		61.93
Balance Sheet & Capital						
Total Loans	$	6,189,490	$	5,981,399	$	4,992,785
Total Deposits		6,698,590		6,511,331		5,248,790
Common Equity Tier 1 Ratio[2]		9.94%		9.44%		9.15%
Total Risk-Based Capital Ratio[2]		12.93		12.75		12.85
Common Equity / Total Assets		10.04		9.26		8.69
Tangible Common Equity / Tangible Assets[1]		8.53		7.63		7.28
Book Value Per Common Share	$	27.95	$	24.62	$	22.58
Tangible Book Value Per Common Share[1]		23.36		19.92		18.62
Asset Quality						
Provision for Credit Losses	$	11,318	$	10,873	$	4,483
Net Charge-Offs / Avg. Total Loans		0.19%		0.08%		0.11%
ACL / Total Loans (HFI)		0.94		0.98		0.88
NPLs / Total Loans (HFI)		1.24		0.42		0.34
NPAs / Total Assets		1.09		0.39		0.28

FY 2025 Highlights

Core Net Income[1] $83.5 million +27.0% YoY	**Core Diluted EPS[1]** $2.83 +13.7% YoY
Core ROAA[1] 1.06%	**Core ROACE[1]** 10.73%
Core Efficiency Ratio[1] 61.8%	**Net Interest Margin[1]** 3.63% *(excluding discount accretion)*
Loan Growth, HFI ~$208 million +3.5% YoY	**Total Deposit Growth** ~$187 million +2.9% YoY
Consolidated Capital CET1 Ratio: 9.94% TRBC Ratio: 12.93%	**TBVPS[1]** $23.36 +17.3% YoY

Note: Dollars in thousands, except per share data. December 31, 2025 financial information does not include Progressive Bank, which closed on January 1, 2026. See slide 14 for more details regarding Progressive Bank acquisition.
(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of December 31, 2025.

CREDIT METRICS ANALYSIS

Past Due Loans[1]


0.37%
$21.9
0.44%
$26.4
0.89%
$53.6
0.27%
$16.5
0.64%
$39.5
4Q24
1Q25
2Q25
3Q25
4Q25
Past Due Loans to Total Loans
Past Due Loans

Nonperforming Loans[2]


0.42%
$25.0
0.69%
$41.6
0.97%
$58.8
0.82%
$49.3
1.24%
$76.7
4Q24
1Q25
2Q25
3Q25
4Q25
Nonperforming Loans to Total Loans
NPLs

ACL & FV Discount


1.18%
0.98%
1.20%
1.01%
1.19%
1.02%
1.17%
1.03%
1.06%
0.94%
4Q24
1Q25
2Q25
3Q25
4Q25
ACL+Discount to Total Loans
ACL to Total Loans

Net Charge-offs


0.03%
0.02%
0.01%
0.05%
0.11%
4Q24
1Q25
2Q25
3Q25
4Q25
NCO/Average Loans

Note: Dollars in millions.
(1) Past due loans include balances past due 30 days or more and not on a nonaccrual status.
(2) Nonperforming loans include loan balances past due 90 days or more as well as loans on a nonaccrual status.

YIELD / RATE ANALYSIS – LONG TERM MARGIN STABILITY


8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.88%
3.75%
3.71%
3.64%
2.64%
2.52%
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2020
2021
2022
2023
2024
2025
NIM
NIM ex. Accretion(1)
Total Funding Cost
Total Cost of Deposits
Loan Yield
Target Fed Funds Rate

Note: Data is as of December 31, 2025. Chart based on GAAP data.

(1) NIM excluding loan discount accretion is a non-GAAP financial measure and excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation.

APPENDIX

INTEREST RATE SENSITIVITY

12-Month Net Interest Income Impact from Immediate Rate Shock



2025
2024
7.8%
8.1%
5.3%
5.6%
2.7%
2.9%
(2.6%)
(2.3%)
(5.1%)
(5.2%)
+300 bps
+200 bps
+100 bps
Base
-100 bps
-200 bps

Impact on Economic Value of Equity from Immediate Rate Shock



2025
2024
(3.7%)
(0.7%)
(2.4%)
(0.3%)
(1.0%)
0.0%
0.9%
0.3%
1.2%
(1.3%)
+300 bps
+200 bps
+100 bps
Base
-100 bps
-200 bps

Note: Above analysis reflects simulated changes in economic value of equity and 12-month forecasted net interest income.

HISTORICAL FINANCIAL SUMMARY

	For the Fiscal Year Ended December 31,					
	2020	2021	2022	2023	2024	2025
Balance Sheet & Capital						
Total Assets	$4,160,360	$4,726,378	$5,990,460	$6,584,550	$7,857,090	$8,214,740
Gross Loans (Excl. HFS)	2,991,355	3,189,608	4,606,176	4,992,785	5,981,399	6,189,490
Deposits	3,616,679	4,077,283	4,820,345	5,248,790	6,511,331	6,698,590
Total Equity	409,963	433,368	580,481	644,259	799,466	896,883
Tangible Common Equity / Tangible Assets[1]	8.45 %	7.76 %	6.89 %	7.28 %	7.63 %	8.53 %
Tier 1 Leverage Ratio[2]	8.79	8.14	9.49	9.52	9.53	10.08
Total Risk-based Capital Ratio[2]	–	11.94	12.75	12.85	12.75	12.93
Net Loans (Excl. HFS) / Assets	71.37 %	66.87 %	76.25 %	75.21 %	75.43 %	74.69 %
Gross Loans (Excl. HFS) / Deposits	82.71	78.23	95.56	95.12	91.86	92.40
NIB Deposits / Deposits	32.19	31.66	32.14	24.75	20.84	19.74
Commercial Loans / Loans (Excl. HFS)[3]	21.60	22.62	25.05	27.22	31.24	31.05
C&D / Total Risk-Based Capital[4]	106.0 %	117.0 %	109.8 %	91.7 %	78.2 %	68.7 %
CRE / Total Risk-Based Capital[4]	262.0	250.1	272.1	253.5	253.6	258.0
Asset Quality						
NPLs / Loans (Excl. TDRs)[5]	0.35 %	0.41 %	0.25 %	0.34 %	0.42 %	1.24 %
NPAs / Assets (Excl. TDRs)[5]	0.48	0.31	0.21	0.28	0.39	1.09
Reserves / Loans (Excl. HFS)	0.74	0.91	0.83	0.81	0.92	0.87
NCOs / Average Loans	0.06	0.03	0.04	0.11	0.08	0.19
Profitability Ratios						
Net Income Available to Common Shareholders	$29,994	$52,136	$52,905	$65,642	$59,706	$82,460
ROAA	0.88 %	1.18 %	0.97 %	1.04 %	0.86 %	1.05 %
ROACE	8.42	12.25	11.59	12.36	9.54	10.59
Net Interest Margin	4.06 %	3.84 %	3.92 %	3.62 %	3.48 %	3.69 %
Efficiency Ratio	67.75	61.84	65.26	61.61	65.42	65.42
Non-Interest Income / Avg. Assets	0.63	0.80	0.54	0.62	0.63	0.65
Non-Interest Expense / Avg. Assets	2.95	2.66	2.73	2.47	2.55	2.58

Note: Dollars in thousands. As of December 31. December 31, 2025 financial information does not include Progressive Bank, which closed on January 1, 2026. See slide 14 for more details regarding Progressive Bank acquisition.

(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of 12/31/2025. Total Capital Ratio not available for FY 2020 due to the bank's use of the Community Bank Leverage Ratio.
(3) Excludes SBA PPP loans.
(4) Calculated at the bank level based on preliminary FDIC call report data.
(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income, ROAA, NIM excluding loan discount accretion	For the Year Ended December 31,					Fiscal Quarter				
	2021	2022	2023	2024	2025	Q4'24	Q1'25	Q2'25	Q3'25	Q4'25
Core Net Income:										
Net Income	$ 52,136	$ 52,905	$ 65,642	$ 59,706	$ 82,460	$ 15,138	$ 19,193	$ 20,753	$ 21,505	$ 21,009
Adjustments[1]:										
Insurance Reimbursement of storm expenditures, net of tax	$ -	$ (543)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ 799	$ 566	$ -	$ (39)	$ 663	$ -	$ (122)	$ -	$ -	$ 785
Write-Down on Former Bank Premises	$ -	$ -	$ 341	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss on Sale of Securities	$ (299)	$ 38	$ 2,023	$ (6)	$ (51)	$ (17)	$ 1	$ 37	$ (61)	$ (27)
(Gain)/Loss on Sale of Banking Center	$ (354)	$ -	$ (745)	$ -	$ (2,527)	$ -	$ -	$ (2,527)	$ -	$ -
(Gain)/Loss on Extinguishment of Debt	$ -	$ -	$ (1,150)	$ -	$ (497)	$ -	$ (497)	$ -	$ -	$ -
Occupancy and bank premises-hurricane repair	$ 1,230	$ 395	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Stock Option Exercises	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 407	$ 4,236	$ 215	$ 1,524	$ 3,128	$ 162	$ 536	$ 467	$ 1,000	$ 1,125
Core conversion expenses	$ -	$ -	$ -	$ 769	$ 1,939	$ 366	$ 170	$ 795	$ 346	$ 628
CECL Oakwood impact	$ -	$ -	$ -	$ 3,805	$ -	$ 3,805	$ -	$ -	$ -	$ -
Tax Credit - ERC	$ -	$ -	$ -	$ -	$ (1,575)	$ -	$ -	$ -	$ (1,575)	$ -
Core Net Income	$ 53,919	$ 57,597	$ 66,326	$ 65,759	$ 83,540	$ 19,454	$ 19,281	$ 19,525	$ 21,215	$ 23,520
Core Return on Average Assets:										
Net Income	$ 52,136	$ 52,905	$ 65,642	$ 59,706	$ 82,460	$ 15,138	$ 19,193	$ 20,753	$ 21,505	$ 21,009
Core Net Income	$ 53,919	$ 57,597	$ 66,326	$ 65,759	$ 83,540	$ 19,454	$ 19,281	$ 19,525	$ 21,215	$ 23,520
Average Assets	$ 4,403,670	$ 5,473,508	$ 6,341,880	$ 6,973,735	$ 7,873,743	$ 7,721,338	$ 7,750,982	$ 7,791,371	$ 7,921,159	$ 8,016,094
ROAA	1.18%	0.97%	1.04%	0.86%	1.05%	0.78%	1.00%	1.07%	1.08%	1.04%
Core ROAA	1.22%	1.05%	1.05%	0.94%	1.06%	1.00%	1.01%	1.01%	1.06%	1.16%
ROACE	12.25%	11.59%	12.36%	9.54%	10.59%	8.23%	10.48%	10.87%	10.80%	10.18%
Core ROACE	12.67%	12.62%	12.49%	10.51%	10.73%	10.58%	10.53%	10.23%	10.65%	11.40%
Average Diluted Shares Outstanding	20,634,281	22,817,493	25,296,200	26,452,084	29,545,702	29,520,781	29,545,921	29,586,975	29,656,639	29,669,253
Diluted Earnings per Common Share	$ 2.53	$ 2.32	$ 2.59	$ 2.26	$ 2.79	$ 0.51	$ 0.65	$ 0.70	$ 0.73	$ 0.71
Core Diluted Earnings per Common Share	$ 2.61	$ 2.52	$ 2.62	$ 2.49	$ 2.83	$ 0.66	$ 0.65	$ 0.66	$ 0.72	$ 0.79
Net Interest Margin Excluding Loan Discount Accretion:										
Net Interest Income	$ 153,884	$ 199,577	$ 215,129	$ 227,383	$ 273,163	$ 65,729	$ 65,983	$ 67,042	$ 69,276	$ 70,862
Adjustments:										
Loan purchase discount accretion	(7,750)	(9,432)	(9,311)	(4,182)	(4,089)	(997)	(793)	(767)	(1,111)	(1,418)
Adjusted Net Interest Income	$ 146,134	$ 190,145	$ 205,818	$ 223,201	$ 269,074	$ 64,732	$ 65,190	$ 66,275	$ 68,165	$ 69,444
Average Interest-earning Assets	$ 4,011,773	$ 5,091,684	$ 5,939,405	$ 6,536,333	$ 7,402,462	$ 7,237,784	$ 7,263,399	$ 7,299,899	$ 7,460,027	$ 7,569,692
Net Interest Margin	3.84%	3.92%	3.62%	3.48%	3.69%	3.61%	3.68%	3.68%	3.68%	3.71%
Net Interest Margin excluding loan discount accretion	3.64%	3.73%	3.47%	3.41%	3.63%	3.56%	3.64%	3.64%	3.63%	3.64%

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income and ROAA - Trailing Twelve Months	Fiscal Quarter				TTM
	Q1'25	Q2'25	Q3'25	Q4'25	Q4'25
Core Net Income:					
Net Income	$ 19,193	$ 20,753	$ 21,505	$ 21,009	$ 82,460
Adjustments[1]:					
(Gain)/Loss Former Bank Premises & Equipment	$ (122)	$ -	$ -	$ 785	$ 663
(Gain)/Loss on Sale of Securities	$ 1	$ 37	$ (61)	$ (27)	$ (51)
(Gain)/Loss on Sale of Banking Center	$ -	$ (2,527)	$ -	$ -	$ (2,527)
(Gain)/Loss on Extinguishment of Debt	$ (497)	$ -	$ -	$ -	$ (497)
Acquisition-related expenses	$ 536	$ 467	$ 1,000	$ 1,125	$ 3,128
Core conversion expenses	$ 170	$ 795	$ 346	$ 628	$ 1,939
CECL Oakwood impact	$ -	$ -	$ -	$ -	$ -
Tax Credit - ERC	$ -	$ -	$ (1,575)	$ -	$ (1,575)
Core Net Income	$ 19,281	$ 19,525	$ 21,215	$ 23,520	$ 83,540
Core Return on Average Assets:					
Net Income	$ 19,193	$ 20,753	$ 21,505	$ 21,009	$ 82,460
Core Net Income	$ 19,281	$ 19,525	$ 21,215	$ 23,520	$ 83,540
Average Assets	$ 7,750,982	$ 7,791,371	$ 7,921,159	$ 8,016,094	$ 7,873,743
ROAA	1.00%	1.07%	1.08%	1.04%	1.05%
Core ROAA	1.01%	1.01%	1.06%	1.16%	1.06%
Average Diluted Shares Outstanding	29,545,921	29,586,975	29,656,639	29,669,253	29,545,702
Diluted Earnings per Common Share	$ 0.65	$ 0.70	$ 0.73	$ 0.71	$ 2.79
Core Diluted Earnings per Common Share	$ 0.65	$ 0.66	$ 0.72	$ 0.79	$ 2.83

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS					
	Fiscal Quarter				
	Q4'24	Q1'25	Q2'25	Q3'25	Q4'25
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 799,466	$ 826,312	$ 848,440	$ 878,440	$ 896,883
Preferred Stock	(71,930)	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 727,536	$ 754,382	$ 776,510	$ 806,510	$ 824,953
Adjustments:					
Goodwill	(121,572)	(121,691)	(121,146)	(121,146)	(121,146)
Core deposit and other intangibles	(17,252)	(16,538)	(15,775)	(15,136)	(14,497)
Total Tangible Common Equity	$ 588,712	$ 616,153	$ 639,589	$ 670,228	$ 689,310
Tangible Assets					
Total Assets	$ 7,857,090	$ 7,784,728	$ 7,948,294	$ 7,953,862	$ 8,214,740
Adjustments:					
Goodwill	(121,572)	(121,691)	(121,146)	(121,146)	(121,146)
Core deposit and other intangibles	(17,252)	(16,538)	(15,775)	(15,136)	(14,497)
Total Tangible Assets	$ 7,718,266	$ 7,646,499	$ 7,811,373	$ 7,817,580	$ 8,079,097
Common Equity to Total Assets	9.26%	9.69%	9.77%	10.14%	10.04%
Tangible Common Equity to Tangible Assets	7.63%	8.06%	8.19%	8.57%	8.53%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 799,466	$ 826,312	$ 848,440	$ 878,440	$ 896,883
Preferred Stock	(71,930)	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 727,536	$ 754,382	$ 776,510	$ 806,510	$ 824,953
Adjustments:					
Goodwill	(121,572)	(121,691)	(121,146)	(121,146)	(121,146)
Core deposit and other intangibles	(17,252)	(16,538)	(15,775)	(15,136)	(14,497)
Total Tangible Common Equity	$ 588,712	$ 616,153	$ 639,589	$ 670,228	$ 689,310
Adjustments:					
Exclude AOCI	(62,998)	(52,844)	(47,768)	(36,429)	(33,287)
Total Tangible Common Equity (excl. AOCI)	$ 651,710	$ 668,997	$ 687,357	$ 706,657	$ 722,597
Common shares outstanding	29,552,358	29,572,297	29,602,970	29,615,370	29,510,668
Book Value per Common Share	$ 24.62	$ 25.51	$ 26.23	$ 27.23	$ 27.95
Tangible Book Value per Common Share	$ 19.92	$ 20.84	$ 21.61	$ 22.63	$ 23.36
Tangible Book Value per Common Share (excl. AOCI)	$ 22.05	$ 22.62	$ 23.22	$ 23.86	$ 24.49

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS					
	For the Year Ended December 31,				
	2021	2022	2023	2024	2025
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 433,368	$ 580,481	$ 644,259	$ 799,466	$ 896,883
Preferred Stock	-	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 433,368	$ 508,551	$ 572,329	$ 727,536	$ 824,953
Adjustments:					
Goodwill	(59,894)	(88,543)	(88,391)	(121,572)	(121,146)
Core deposit and other intangibles	(12,203)	(14,042)	(11,895)	(17,252)	(14,497)
Total Tangible Common Equity	$ 361,271	$ 405,966	$ 472,043	$ 588,712	$ 689,310
Tangible Assets					
Total Assets	$ 4,726,378	$ 5,990,460	$ 6,584,550	$ 7,857,090	$ 8,214,740
Adjustments:					
Goodwill	(59,894)	(88,543)	(88,391)	(121,572)	(121,146)
Core deposit and other intangibles	(12,203)	(14,042)	(11,895)	(17,252)	(14,497)
Total Tangible Assets	$ 4,654,281	$ 5,887,875	$ 6,484,264	$ 7,718,266	$ 8,079,097
Common Equity to Total Assets	9.17%	8.49%	8.69%	9.26%	10.04%
Tangible Common Equity to Tangible Assets	7.76%	6.89%	7.28%	7.63%	8.53%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 433,368	$ 580,481	$ 644,259	$ 799,466	$ 896,883
Preferred Stock	-	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 433,368	$ 508,551	$ 572,329	$ 727,536	$ 824,953
Adjustments:					
Goodwill	(59,894)	(88,543)	(88,391)	(121,572)	(121,146)
Core deposit and other intangibles	(12,203)	(14,042)	(11,895)	(17,252)	(14,497)
Total Tangible Common Equity	$ 361,271	$ 405,966	$ 472,043	$ 588,712	$ 689,310
Adjustments:					
Exclude AOCI	(1,177)	(74,204)	(66,585)	(62,998)	(33,287)
Total Tangible Common Equity	$ 362,448	$ 480,170	$ 538,628	$ 651,710	$ 722,597
Common shares outstanding	20,400,349	25,110,313	25,351,809	29,552,358	29,510,668
Book Value per Common Share	$ 21.24	$ 20.25	$ 22.58	$ 24.62	$ 27.95
Tangible Book Value per Common Share	$ 17.71	$ 16.17	$ 18.62	$ 19.92	$ 23.36
Tangible Book Value per Common Share (excl. AOCI)	$ 17.77	$ 19.12	$ 21.25	$ 22.05	$ 24.49

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Efficiency Ratio								
	Fiscal Quarter					Fiscal Year Ended		TTM
	Q4'24	Q1'25	Q2'25	Q3'25	Q4'25	12/31/2024	12/31/2025	Q4'25
Core Efficiency Ratio:								
Noninterest Expense	$ 49,570	$ 50,578	$ 51,206	$ 48,882	$ 52,412	$ 177,652	$ 203,078	$ 203,078
Core Adjustments	$ (631)	$ (895)	$ (1,578)	$ 401	$ (2,202)	$ (2,595)	$ (4,274)	$ (4,274)
Net Interest and Noninterest Income	$ 77,565	$ 79,210	$ 81,504	$ 80,870	$ 83,057	$ 271,569	$ 324,641	$ 324,641
Core Adjustments	$ -	$ (785)	$ (3,360)	$ -	$ 995	$ (50)	$ (3,150)	$ (3,150)
Efficiency Ratio[(1)]	63.91%	63.85%	62.83%	60.45%	63.10%	65.42%	62.55%	62.55%
Core Efficiency Ratio	63.09%	63.35%	63.51%	60.94%	59.74%	64.47%	61.84%	61.84%

Note: Dollars in thousands.
(1) Excludes gains/losses on sales of securities.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Pre-tax, Pre-provision Earnings					
	Fiscal Quarter				
	Q4'24	Q1'25	Q2'25	Q3'25	Q4'25
Core pre-tax, pre-provision earnings:					
Pre-tax, pre-provision earnings	$ 28,016	$ 28,631	$ 30,251	$ 32,065	$ 30,680
Adjustments:					
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ (155)	$ -	$ -	$ 995
Write-Down on Former Bank Premises	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss on Sale of Securities	$ (21)	$ 1	$ 47	$ (77)	$ (35)
(Gain)/Loss on Sale of Banking Center	$ -	$ -	$ (3,360)	$ -	$ -
(Gain)/Loss on Extinguishment of Debt	$ -	$ (630)	$ -	$ -	$ -
Acquisition-related expenses	$ 168	$ 679	$ 570	$ 1,157	$ 1,406
Core conversion expenses	$ 463	$ 216	$ 1,008	$ 439	$ 796
CECL Oakwood impact	$ 4,824	$ -	$ -	$ -	$ -
Tax Credit - ERC	$ -	$ -	$ -	$ (1,997)	$ -
Core pre-tax, pre-provision earnings	$ 33,450	$ 28,742	$ 28,516	$ 31,587	$ 33,842

Note: Dollars in thousands.